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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          ___________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      April 13, 1995
                                                  ----------------------

                           H. F. Ahmanson & Company
              --------------------------------------------------
              (Exact name of registrant as specified in charter)

          Delaware                      1-8930                    95-0479700
- ----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission file number)        (IRS employer
     of incorporation)                                       identification no.)

         4900 Rivergrade Road,
         Irwindale, California                                   91706
- ----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip code)


Registrant's telephone number, including area code           (818) 960-6311
                                                             ---------------

                                Not applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



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ITEM 5.  OTHER EVENTS.

                 H. F. Ahmanson & Company (the "Company") has executed a Purchase Agreement dated as of April 13, 1995 (the "Purchase Agreement"), relating to the issuance of $75,000,000 in aggregate principal amount of the Company's Medium-Term Notes, Series A, due April 15, 2000 and bearing interest at a fixed rate of 7.65% per annum (the "Notes"). The Notes were previously registered by the Company on a Registration Statement on Form S-3 (Registration No. 33-57395). Attached to this report as an exhibit for filing with the Securities and Exchange Commission is a final copy of the executed Purchase Agreement.





ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)     Exhibits:

                 1.1 Purchase Agreement, dated as of April 13, 1995, relating to $75,000,000 in aggregate principal amount of the Company's Medium-Term Notes, Series A, due April 15, 2000.


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 13, 1995

                                       H. F. AHMANSON & COMPANY



                                       By:  /s/ Anne-Drue Anderson
                                            -------------------------------
                                            Executive Vice President and
                                            Treasurer





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EXHIBIT INDEX

                                                                                                SEQUENTIALLY
                                                                                                  NUMBERED
           EXHIBIT NO.      DESCRIPTION                                                             PAGE
           -----------      -----------                                                         ------------
           1.1              Purchase Agreement, dated as of April 13, 1995, relating to
                            $75,000,000 in aggregate principal amount of the Company's
                            Medium-Term Notes, Series A, due April 15, 2000.






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